UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04919
______________________________________________

UBS Series Trust
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Item 1. Reports to Stockholders.

UBS Series Trust
U.S. Allocation Portfolio
Annual Report
December 31, 2006

UBS Series Trust—U.S. Allocation Portfolio

February 15, 2007

Dear contract owner,
We present you with the annual report for UBS Series Trust—U.S. Allocation Portfolio for the fiscal year ended December 31, 2006.

Performance
During the fiscal year ended December 31, 2006, the Portfolio’s Class H shares returned 11.29%. Since the Portfolio invests in both stocks and bonds, we feel it is appropriate to compare the Portfolio’s performance to the U.S. Allocation Fund Index* (the “Index”), which returned 11.98% over the same time period. By contrast, the S&P 500 Index, which tracks large cap US equities, returned 15.80% during the reporting period. (For Class H and Class I returns over various time periods, please refer to “Performance at a glance” on page 7.)	UBS Series Trust— U.S.
Allocation Portfolio

Investment goal:
Total return, consisting of long-term capital appreciation and current income.

Portfolio managers:
Portfolio Management Team, including Brian D. Singer UBS Global Asset Management (Americas) Inc.

Commencement:
Class H—September 28, 1998
Class I—January 5, 1999

Dividend payments:
Annually
An interview with lead portfolio manager Brian D. Singer
Q.	Can you describe the economic environment during the reporting period?
A.	Gross domestic product (or GDP—the market value of all goods and services produced within a country in a given period of time) increased a sharp 5.6% in the first quarter of 2006, its largest gain in nearly three years. However, second quarter GDP growth was 2.6%, with third quarter growth at 2.0%. This period of more moderate growth was attributed to several factors, including the delayed impact of rising short-term interest rates, initially high oil prices and the cooling of the once red-hot housing market. Growth then picked up again in the fourth quarter, as the advance estimate for GDP growth came in at 3.5%. This upturn was driven largely by a sharp increase in consumer spending.

*	An unmanaged index compiled by the advisor, constructed as follows: from September 28, 1998 (Portfolio’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Lehman Brothers US Aggregate Bond Index, 5% Merrill Lynch US High Yield Cash Pay Index; from June 1, 2005 until present: 65% Russell 3000 Index, 30% Lehman Brothers US Aggregate Bond Index, 5% Merrill Lynch US High Yield Cash Pay Constrained Index.

UBS Series Trust—U.S. Allocation Portfolio

Q.	How did the Federal Reserve Board (the “Fed”) react in this economic environment?
A.	While the leadership at the Fed changed from Alan Greenspan to Ben Bernanke in early 2006, there was initially little deviation from its tightening campaign to ward off inflation. During its first four meetings in 2006, the Fed raised short-term interest rates on each occasion, bringing the federal funds target rate to 5.25%. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) After the June increase, the Fed then held rates steady at its meetings in August, September, October and December. The Fed indicated that future rate movements would be data dependent as it attempts to keep the economy growing at a reasonable pace and ward off inflation.

Q.	How did the stock market perform during the fiscal year?
A.	The US equity market generated strong returns in 2006. After treading water during the first half of the year, stock prices rallied sharply because of strong corporate earnings, a pause in Fed interest rate hikes, moderating oil prices, and a robust mergers and acquisition environment. During the one-year period ended December 31, 2006, large cap stocks, as represented by the Russell 1000 Index, returned 15.46%. In contrast, small cap stocks, as represented by the Russell 2000 Index, gained 18.37% over the same period. This marked the sixth year out of the last seven that small caps outperformed their large cap counterparts. However, excluding the month of January, large caps outperformed small caps in 2006, returning 12.31% versus 8.63%, respectively. This could be a signal that the long anticipated shift in market leadership to large caps may be beginning.

Q.	Did the bond market generate positive results as well during the reporting period?
A.	2006 offered investors two distinct bond markets, the first marked by inflation fears and rising yields, the second by economic pessimism and falling yields. After weakening over the initial six months of the year in concert with four Fed rate hikes, the bond market then rallied. This was triggered by weakening economic data and the Fed’s pauses (pause is a term used when the Fed decides to leave rates unchanged) over the last six months of 2006. Yields fell in response, but ended the year higher than where they began. All told, the bond market, as measured by the Lehman Brothers US Aggregate Bond Index, returned 4.33% during the reporting period.

UBS Series Trust—U.S. Allocation Portfolio

Q.	How was the Portfolio allocated at the end of the fiscal year?
A.	As of December 31, 2006, the Portfolio’s assets were allocated as follows: approximately 66% was invested in US equities; 32% was invested in US bonds; and 2% was invested in cash equivalents and other assets. We continue to believe that the US equity market is currently priced within a range of fair value, largely in recognition of a relatively benign US economic outlook and in the strength of realized US earnings growth. Overall asset allocation follows our conclusion that many asset prices remain close to fair value.

Q.	Which portions of the Portfolio performed well during the year and which areas produced disappointing results?
A.	As always, during the year we relied on our bottom-up research process to guide sector allocation and security selection for the Portfolio. This type of approach focuses on specific companies, rather than on entire industries or on the economy as a whole. During the fiscal year, underweight positions in the energy reserves and forest and paper industries enhanced results. Overweights in the securities and asset management industry, as well as to electric utilities were also beneficial to performance. In contrast, from an industry perspective, overweights in medical services and banks detracted from results. Elsewhere, underweights in the tobacco and equity REIT industries were a drag on performance.

In terms of the Portfolio’s fixed income exposure, we underweighted (versus the U.S. Allocation Fund Index) corporate bonds throughout the reporting period. We believed corporates insufficiently compensated investors for the market risk they would have contributed to the Portfolio versus other investment opportunities. Nonetheless, the Portfolio benefited from strong issue selection within corporates, especially in the auto industry. Issue selection was also strong within commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). The Portfolio’s largest overweight for the reporting period was in securitized sectors. Within this area, we favored hybrid adjustable rate mortgages (ARMs) and non-agency mortgages. This sector allocation contributed to relative performance, particularly in the first half of the year. Within US government issues, we continue to hold a small allocation to Treasury Inflation Protected securities (TIPS). Although we did not find TIPS undervalued in absolute terms, we felt they remained attractive relative to Treasuries.

Q.	What is your outlook for the markets and the Portfolio?
A.	Within equities, we find the utilities, financial and rail sectors attractive. Utilities, normally considered a defensive sector, has

UBS Series Trust—U.S. Allocation Portfolio

outperformed the S&P 500 Index over the past three years—an unprecedented run during a period of overall market strength. In the financial sector, we continue to find what we believe are attractive opportunities, and we expect to remain overweighted to companies with exposure to the capital markets. Additionally, although the investment banking cycle in the US appears to be entering the mature phase, we continue to view this area as attractive. Rail companies also, in our view, remain compelling: excess capacity in existence for decades is mainly gone, and pricing power in the sector should remain strong, even with minimal volume growth.

In terms of the fixed income market, while many investors are looking for and finding signs of economic weakness, we believe there are an equal number of positive signs. Taking note of tight credit spreads, a healthy equity market, and the continued strength of employment and manufacturing data, we expect to see continued, albeit slower, economic growth in 2007. As a result, we intend to maintain a meaningfully defensive strategy for our fixed income investments. We will continue to pursue sector and security specific opportunities to add value while monitoring risk exposure where we believe appropriate.

UBS Series Trust—U.S. Allocation Portfolio

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
UBS Series Trust — U.S. Allocation Portfolio
Head of the Americas
 UBS Global Asset Management (Americas) Inc.

Brian D. Singer, CFA
Lead Portfolio Manager
UBS Series Trust—U.S. Allocation Portfolio
Regional Chief Investment Officer, Americas
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the fiscal year ended December 31, 2006. The views and opinions in the letter were current as of February 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent or results. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Series Trust—U.S. Allocation Portfolio

Comparison of the change in value of a $10,000 investment in UBS Series Trust—U.S. Allocation Portfolio (Class H), the S&P 500 Index* and the U.S. Allocation Fund Index**, from September 28, 1998 (inception of the Fund’s Class H shares) through December 31, 2006.

The performance of Class I shares will vary from the performance of Class H shares based on different fees paid by shareholders investing in the different share classes. Past performance does not predict future performance, and the performance provided does not reflect separate account charges applicable to variable annuity contracts. Performance results assume reinvestment of all dividend and capital gain distributions at net asset value on ex-dividend dates. It is important to note that the Portfolio is a professionally managed mutual fund, while the Indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

*	The S&P 500 Index is an unmanaged weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment.

**	An unmanaged index (formerly known as the U.S. Tactical Allocation Fund Index) compiled by the advisor, constructed as follows: from September 28, 1998 (Portfolio’s inception) until February 29, 2004: 100% S&P 500 Index Fund; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Lehman Brothers US Aggregate Bond Index, 5% Merrill Lynch U.S. High Yield Cash Pay Index; from June 1, 2005 until present: 65% Russell 3000 Index, 30% Lehman Brothers US Aggregate Bond Index, 5% Merrill Lynch U.S. High Yield Cash Pay Constrained Index.

UBS Series Trust—U.S. Allocation Portfolio

Performance at a glance (unaudited)
Average annual total returns for periods ended 12/31/06

			Since
	1 year	5 years	inception°

Class H*	11.29%	5.35%	6.27%

Class I*	10.99	5.09	3.33

S&P 500 Index**	15.80	6.19	5.37

U.S. Allocation Fund Index***	11.98	5.32	4.85

°	Since inception returns are calculated as of the commencement of issuance on September 28, 1998 for Class H shares and January 5, 1999 for Class I shares. Since inception returns for the S&P 500 Index and the U.S. Allocation Fund Index are calculated as of September 28, 1998, which is the inception date of the oldest share class (Class H).

*	Class H and Class I shares do not bear initial or contingent deferred sales charges. Class I shares bear ongoing distribution fees; Class H shares do not bear similar fees.

**	The S&P 500 Index is an unmanaged weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment.

***	An unmanaged index (formerly known as the U.S. Tactical Allocation Fund Index) compiled by the advisor, constructed as follows: from September 28, 1998 (Portfolio’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Lehman Brothers US Aggregate Bond Index, 5% Merrill Lynch US High Yield Cash Pay Index; from June 1, 2005 until present: 65% Russell 3000 Index, 30% Lehman Brothers US Aggregate Bond Index, 5% Merrill Lynch US High Yield Cash Pay Constrained Index.

Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates and does not reflect separate account charges applicable to variable annuity contracts. Current performance may be higher or lower than the performance data quoted.

UBS Series Trust—U.S. Allocation Portfolio

Understanding your Portfolio’s expenses (unaudited)
As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution fees (if applicable) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 to December 31, 2006.

Actual expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as contract level charges that may be applicable to variable annuity contracts. Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UBS Series Trust—U.S. Allocation Portfolio

Understanding your Portfolio’s expenses (unaudited) (concluded)

		Beginning	Ending	Expenses paid
		account value	account value	during period*
		July 1, 2006	December 31, 2006	07/01/06 to 12/31/06

Class H	Actual	$1,000.00	$1,100.30	$4.39

	Hypothetical (5% annual return before expenses)	1,000.00	1,021.02	4.23

Class I	Actual	1,000.00	1,099.60	5.72

	Hypothetical (5% annual return before expenses)	1,000.00	1,019.76	5.50

*	Expenses are equal to the Portfolio’s annualized net expense ratios: Class H: 0.83%, Class I: 1.08%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

UBS Series Trust—U.S. Allocation Portfolio

Portfolio statistics (unaudited)

Characteristics	12/31/06		06/30/06		12/31/05

Net assets (mm)	$46.6		$48.2		$52.9

Number of securities	171		157		145

Portfolio composition*	12/31/06		06/30/06		12/31/05

Common stocks and warrants**	66.2%		67.4%		66.3%

Bonds***	32.1		30.4		29.0

Cash equivalents and other assets less liabilities	1.7		2.2		4.7

Total	100.0%		100.0%		100.0%

Top five equity sectors*	12/31/06		06/30/06		12/31/05

Financials	16.3%		15.6%		16.2%

Health care	9.8		11.4		11.7

Consumer discretionary	9.4		9.2		9.2

Information technology	8.2		8.6		7.6

Industrials	6.3		6.8		6.7

Total	50.0%		51.6%		51.4%

Top ten equity securities*	12/31/06		06/30/06		12/31/05

Citigroup	3.0%	Citigroup	2.9%	Citigroup	2.9%

Morgan Stanley	2.6	Morgan Stanley	2.3	Microsoft	2.4

Microsoft	2.3	Microsoft	2.3	Morgan Stanley	2.0

Wells Fargo	2.0	Wells Fargo	2.1	Wells Fargo	1.9

Exelon	1.7	Wyeth	2.0	Wyeth	1.9

American International Group	1.5	Exelon	1.8	Sprint Nextel	1.8

Allergan	1.5	Sprint Nextel	1.6	United Health Group	1.7

Wyeth	1.4	Allergan	1.5	American International Group	1.6

Mellon Financial	1.4	Masco	1.5	Exelon	1.6

Johnson Controls	1.3	Omnicom Group	1.4	J.P. Morgan	1.5

Total	18.7%	Total	19.4%		19.3%

*	Weightings represent percentages of the Portfolio’s net assets as of the dates indicated. The Portfolio is actively managed, and its composition will vary over time.

**	Weightings include investment company holding of UBS U.S. Small Cap Equity Relationship Fund.

***	Weightings include investment company holding of UBS High Yield Relationship Fund.

UBS Series Trust—U.S. Allocation Portfolio

Portfolio statistics (unaudited) (continued)

Fixed income sector allocation*	12/31/06	06/30/06	12/31/05

Mortgage & agency debt securities	12.6%	11.1%	9.9%

US government obligations	7.4	8.1	7.4

Corporate bonds	5.7	5.3	4.7

Commercial mortgage-backed securities	2.8	2.9	3.6

Asset-backed securities	1.2	1.0	1.7

Collateralized debt obligation	0.3	–	–

International government obligations	–	0.1	0.1

Total	30.0%	28.5%	27.4%

*	Weightings represent percentages of the Portfolio’s net assets as of the dates indicated. The Portfolio is actively managed, and its composition will vary over time.

UBS Series Trust—U.S. Allocation Portfolio

Portfolio statistics (unaudited) (concluded)

Top ten fixed income securities*	12/31/06		06/30/06		12/31/05

US Treasury		US Treasury		US Treasury
Notes, 4.875%		Notes, 4.750%		Bonds, 8.750%
due 10/31/08	1.5%	due 03/31/11	1.7%	due 05/15/17	1.6%

FNMA		FNMA		US Treasury
Certificates, 6.500%		Certificates, 6.500%		Notes, 3.625%
due 12/01/29	1.3	due 12/01/29	1.4	due 06/15/10	1.5

US Treasury		US Treasury		FNMA
Bonds, 6.250%		Notes, 4.875%		Certificates, 6.500%
due 08/15/23	1.2	due 05/15/09	1.1	due 12/01/29	1.4

				FNMA
US Treasury		GNMA		Certificates, 5.000%
Notes, 4.875%		Certificates, 6.000%		maturity to
due 05/15/09	1.1	due 07/15/29	1.0	be assigned	1.4

		FNMA
GNMA		Certificates, 5.000%		US Treasury
Certificates, 6.000%		maturity to		Bonds, 6.250%
due 07/15/29	1.0	be assigned	0.9	due 05/15/30	1.1

US Treasury		US Treasury		GNMA
Notes, 4.875%		Bonds, 8.500%		Certificates, 6.000%
due 08/31/08	0.9	due 02/15/20	0.9	due 07/15/29	1.1

Asset Securitization
Corp., Series
1995-MD4,		US Treasury		US Treasury
Class A3, 7.384%		Notes, 4.500%		Notes, 4.125%
due 08/13/29	0.9	due 11/15/15	0.8	due 05/15/15	0.9

		Asset Securitization
		Corp., Series
US Treasury Inflation		1995-MD4,		US Treasury
Index Notes, 2.000%		Class A3, 7.384%		Notes, 3.875%
due 01/15/16	0.8	due 08/13/29	0.8	due 05/15/09	0.9

FHLMC REMIC,
Series 3149,		US Treasury		US Treasury
Class PC, 6.000%		Bonds, 8.875%		Notes, 3.875%
due 10/15/31	0.7	due 02/15/19	0.8	due 02/15/13	0.9

				Asset Securitization
				Corp., Series
FNMA		US Treasury		1995-MD4,
Certificates, 5.500%		Notes, 3.875%		Class A3, 7.384%
due 07/01/33	0.7	due 02/15/13	0.8	due 08/13/29	0.8

Total	10.1%	Total	10.2%		11.6%

*	Weightings represent percentages of the Portfolio’s net assets as of the dates indicated. The Portfolio is actively managed, and its composition will vary over time.

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2006

Common stocks—61.57%

	Number of			Number of
Security description	shares	Value	Security description	shares	Value

Aerospace & defense—0.54%			Diversified financials—(concluded)
Northrop Grumman Corp.	3,700	$250,490	Federal Home Loan Mortgage Corp.	5,300	$359,870

Air freight & couriers—1.07%			J.P. Morgan Chase & Co.	12,000	579,600
FedEx Corp.	4,600	499,652
			Morgan Stanley	14,900	1,213,307
Auto components—1.90%
BorgWarner, Inc.	4,700	277,394			3,528,567

Johnson Controls, Inc.	7,100	610,032	Diversified telecommunication
			services—2.45%
		887,426	AT&T, Inc.	12,500	446,875

Banks—5.66%			Embarq Corp.	1,594	83,781
City National Corp.	2,000	142,400
			Sprint Nextel Corp.	32,288	609,920
Fifth Third Bancorp	12,500	511,625
					1,140,576
Mellon Financial Corp.	15,800	665,970
			Electric utilities—2.75%
PNC Financial Services Group	5,500	407,220	American Electric Power Co., Inc.	6,300	268,254

Wells Fargo & Co.	25,600	910,336	Exelon Corp.[1]	12,800	792,192

		2,637,551	Northeast Utilities	3,300	92,928

Beverages—0.94%			Pepco Holdings, Inc.	4,900	127,449
Anheuser-Busch Cos., Inc.	4,400	216,480
					1,280,823
Constellation Brands, Inc., Class A*	7,700	223,454
			Electronic equipment &
		439,934	instruments—0.47%
			Waters Corp.*	4,500	220,365
Biotechnology—1.15%
Genzyme Corp.*	6,600	406,428	Energy equipment & services—1.86%
			ENSCO International, Inc.	5,600	280,336
Millennium Pharmaceuticals, Inc.*	11,900	129,710
			GlobalSantaFe Corp.[1]	5,400	317,412
		536,138
			Halliburton Co.	8,600	267,030
Building products—1.31%
Masco Corp.[1]	20,400	609,348			864,778

Commercial services & supplies—0.30%			Food & drug retailing—0.92%
H&R Block, Inc.	6,000	138,240	Sysco Corp.	11,700	430,092

Computers & peripherals—0.46%			Gas utilities—1.11%
Dell, Inc.*	8,600	215,774	NiSource, Inc.	7,500	180,750

Diversified financials—7.57%			Sempra Energy	6,000	336,240
Citigroup, Inc.[1]	24,700	1,375,790
					516,990

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2006

Common stocks—(continued)

	Number of			Number of
Security description	shares	Value	Security description	shares	Value

Health care equipmentc & supplies—0.73%			Media—(concluded)
Medtronic, Inc.	6,400	$342,464	R.H.Donnelley Corp.*	4,120	$258,448

Health care providers & services—1.23%			Univision Communications, Inc., Class A*	1,300	46,046
UnitedHealth Group, Inc.	10,700	574,911
			Viacom, Inc., Class B*	1,000	41,030
Hotels, restaurants & leisure—1.24%
Carnival Corp.	10,300	505,215			1,121,116

Wyndham Worldwide Corp.*	2,200	70,444	Multi-line retail—0.89%
			Costco Wholesale Corp.	7,800	412,386
		575,659
			Oil & gas—1.58%
Household durables—0.29%			Chevron Corp.	2,500	183,825
Fortune Brands, Inc.	1,600	136,624
			EOG Resources, Inc.[1]	3,800	237,310
Insurance—2.89%
Allstate Corp.	4,900	319,039	Exxon Mobil Corp.	4,100	314,183

American International Group, Inc.	9,900	709,434			735,318

Hartford Financial Services Group, Inc.	3,400	317,254	Pharmaceuticals—6.71%
			Allergan, Inc.	5,900	706,466
		1,345,727
			Bristol-Myers Squibb Co.	14,000	368,480
Internet & catalog retail—0.42%
Amazon. Com, Inc.*	4,900	193,354	Cephalon, Inc.[1]*	2,100	147,861

Internet software & services—0.76%			Johnson & Johnson	7,700	508,354
McAfee, Inc.[1]*	5,900	167,442
			Medco Health Solutions, Inc.*	6,100	325,984
Yahoo!, Inc.*	7,400	188,996
			Merck & Co., Inc.	9,300	405,480
		356,438
			Wyeth	13,100	667,052
IT consulting & services—0.57%
Accenture Ltd., Class A	7,200	265,896			3,129,677

Leisure equipment & products—0.50%			Real estate—0.17%
Harley-Davidson, Inc.	3,300	232,551	Realogy Corp.*	2,650	80,348

Machinery—1.87%			Road & rail—1.17%
Illinois Tool Works, Inc.[1]	11,800	545,042	Burlington Northern Santa Fe Corp.	7,400	546,194

PACCAR, Inc.	5,000	324,500	Semiconductor equipment & products—2.48%
			Analog Devices, Inc.	10,500	345,135
		869,542
			Intel Corp.	25,800	522,450
Media—2.41%
News Corp., Class A	10,800	231,984	Xilinx, Inc.	12,100	288,101

Omnicom Group, Inc.	5,200	543,608			1,155,686

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2006

Common stocks—(concluded)

	Number of			Number of
Security description	shares	Value	Security description	shares	Value

Software—3.49%			Textiles & apparel—0.37%
Microsoft Corp.	36,000	$1,074,960	Coach, Inc.*	4,000	$171,840

Red Hat, Inc.*	8,600	197,800	Total common stocks (cost—$23,953,506)		28,696,289

Symantec Corp.[1]*	17,063	355,763

		1,628,523

Specialty retail—1.34%
Chico’s FAS, Inc.[1]*	7,900	163,451

Home Depot, Inc.	11,500	461,840

		625,291

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2006

Principal
amount		Maturity	Interest
(000)		dates	rates	Value

US government obligations—7.41%
$75	US Treasury Bonds	08/15/21	8.125%	$100,096

495	US Treasury Bonds	08/15/23	6.250	569,753

200	US Treasury Bonds	02/15/36	4.500	190,187

361	US Treasury Inflation Index Notes	01/15/16	2.000	348,520

135	US Treasury Notes	05/31/07	3.500	134,172

440	US Treasury Notes	08/31/08	4.875	439,966

690	US Treasury Notes	10/31/08	4.875	690,324

510	US Treasury Notes	05/15/09	4.875	511,116

35	US Treasury Notes	10/31/11	4.625	34,873

300	US Treasury Notes	02/15/13	3.875	287,121

150	US Treasury Notes	02/15/16	4.500	147,609

Total US government obligations (cost—$3,456,197)				3,453,737

Mortgage & agency debt securities—12.57%
250	Countrywide Home Loans, Series 2006-HYB1, Class 1A1	03/20/36	5.385 [2]	249,495

216	CS First Boston Mortgage Securities Corp., Series 2005-11, Class 4A1	12/25/35	7.000	220,519

100	Federal Home Loan Mortgage Corporation Certificates	10/17/13	5.600	100,104

300	Federal Home Loan Mortgage Corporation Certificates	06/15/31	5.000	292,260

222	Federal Home Loan Mortgage Corporation Certificates	12/01/34	4.500	207,902

150	Federal National Mortgage Association Certificates	05/15/10	4.125	146,286

145	Federal National Mortgage Association Certificates	08/15/10	4.250	141,796

220	Federal National Mortgage Association Certificates	03/15/13	4.375	212,957

105	Federal National Mortgage Association Certificates	05/12/16	6.070	105,689

112	Federal National Mortgage Association Certificates	10/01/17	5.500	112,351

218	Federal National Mortgage Association Certificates	12/01/17	5.500	218,354

217	Federal National Mortgage Association Certificates	07/01/18	5.500	217,285

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2006

Principal
amount		Maturity	Interest
(000)		dates	rates		Value

Mortgage & agency debt securities—(concluded)
$587	Federal National Mortgage Association Certificates	12/01/29	6.500%		$602,560

295	Federal National Mortgage Association Certificates	06/01/33	5.500		292,116

304	Federal National Mortgage Association Certificates	07/01/33	5.500		300,752

215	Federal National Mortgage Association Certificates	11/01/34	5.500		212,400

299	Federal National Mortgage Association Certificates	12/01/36	6.000		299,095

241	Federal National Mortgage Association Certificates ARM	05/01/35	4.877		238,959

300	FHLMC REMIC, Series 3149, Class PC	10/15/31	6.000		304,258

55	FNMA REMIC, Series 2001-69, Class PN	04/25/30	6.000		55,231

170	FNMA REMIC, Series 2001-T4, Class A1	07/25/41	7.500		176,169

211	FNMA REMIC, Series 2002-T19, Class A1	07/25/42	6.500		215,487

449	Government National Mortgage Association Certificates	07/15/29	6.000		456,572

115	Government National Mortgage Association Certificates	04/15/31	6.500		118,616

175	J.P. Morgan Alternative Loan Trust, Series 2006-A4, Class A7	09/25/36	6.300		177,777

183	MLCC Mortgage Investors, Inc., Series 2006-2, Class 4A	05/25/36	5.800	[2]	182,419

Total mortgage & agency debt securities (cost—$5,894,426)					5,857,409

Commercial mortgage-backed securities—2.80%
400	Asset Securitization Corp., Series 1995-MD4, Class A3	08/13/29	7.384		404,475

36	First Union-Lehman Brothers Commercial Mortgage, Series 1997-C2, Class A3	11/18/29	6.650		36,435

150	GS Mortgage Securities Corp. II, Series 2006-RR2, Class A1[3]	06/23/46	5.689	[2]	151,553

253	Hilton Hotel Pool Trust, Series 2000-HLTA, Class A1[3]	10/03/15	7.055		261,911

133	Mach One Trust Commercial Mortgage, Series 2004-1A, Class A1[3]	05/28/40	3.890		131,726

148	Morgan Stanley Mortgage Loan Trust, Series 2006-1AR, Class 2A	02/25/36	6.038	[2]	149,374

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2006

Principal
amount		Maturity	Interest
(000)		dates	rates		Value

Commercial mortgage-backed securities—(concluded)
$45	Nomura Asset Securities Corp., Series 1996-MD5, Class A4	04/13/39	8.201%[2]		$45,803

124	Washington Mutual, Series 2002-AR17, Class 1A	11/25/42	6.027	[2]	124,364

Total commercial mortgage-backed securities (cost—$1,312,685)					1,305,641

Collateralized debt obligation[4]—0.32%
150	G-Force CDO Ltd., Series 2006-1A, Class A3 (cost—$147,895)	09/27/46	5.600		150,867

Asset-backed securities—1.25%
260	Conseco Finance Securitizations Corp., Series 2000-5, Class A5	02/01/32	7.700		260,073

24	Greenpoint Home Equity Loan Trust, Series 2004-3, Class A	03/15/35	5.580	[2]	24,272

100	Paragon Mortgages PLC, Series 7A, Class B1A3	05/15/43	6.124	[2]	100,131

200	Pinnacle Capital Asset Trust, Series 2006-A, Class B3	09/25/09	5.510		199,766

Total asset-backed securities (cost—$584,592)					584,242

Corporate bonds—5.65%

Aerospace & defense—0.10%
45	Boeing Capital Corp.	09/27/10	7.375		48,245

Automobile OEM—1.01%
115	DaimlerChrysler N.A. Holding Corp.	06/04/08	4.050		112,543

295	Ford Motor Credit Co.	01/12/09	5.800		289,644

65	General Motors Acceptance Corp.	09/15/11	6.875		66,670

					468,857

Banking-non-US—0.06%
25	Royal Bank of Scotland Group PLC, Series 1	03/31/10[5]	9.118		27,696

Banking-US—1.38%
100	Bank of America Corp.[3]	03/15/17	5.420		98,531

40	Bank One Corp.	08/01/10	7.875		43,388

50	Citigroup, Inc.	08/27/12	5.625		50,723

101	Citigroup, Inc.	09/15/14	5.000		98,616

25	Credit Suisse First Boston USA, Inc.	01/15/12	6.500		26,273

90	HSBC Finance Corp.	05/15/11	6.750		95,251

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2006

Principal
amount		Maturity	Interest
(000)		dates	rates	Value

Corporate bonds—(continued)

Banking-US—(concluded)
$75	J.P. Morgan Chase & Co.	02/01/11	6.750%	$78,848

115	Washington Mutual, Inc.	01/15/07	5.625	115,006

35	Wells Fargo & Co.	08/01/11	6.375	36,653

				643,289

Brokerage—0.48%
90	Goldman Sachs Group, Inc.	01/15/11	6.875	95,271

120	Morgan Stanley	04/15/11	6.750	126,837

				222,108

Cable—0.20%
90	Comcast Cable Communications, Inc.	01/30/11	6.750	94,301

Chemicals—0.13%
60	ICI Wilmington, Inc.	12/01/08	4.375	58,871

Consumer products-durables—0.09%
45	Fortune Brands, Inc.	01/15/16	5.375	42,669

Consumer products-nondurables—0.10%
45	Avon Products, Inc.	11/15/09	7.150	47,109

Electrical-integrated—0.14%
30	Dominion Resources, Inc.	06/15/35	5.950	29,494

35	PSEG Power	06/01/12	6.950	37,002

				66,496

Energy-refining & marketing—0.06%
25	Valero Energy Corp.	04/15/32	7.500	28,523

Finance-noncaptive consumer—0.12%
25	Capital One Financial	06/01/15	5.500	24,983

30	Residential Capital Corp.	11/21/08	6.125	30,148

				55,131

Finance-noncaptive diversified—0.72%
240	General Electric Capital Corp.	06/15/12	6.000	248,441

35	General Electric Capital Corp.	03/15/32	6.750	40,085

50	International Lease Finance Corp.	04/01/09	3.500	48,096

				336,622

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2006

Principal
amount		Maturity	Interest
(000)		dates	rates	Value

Corporate bonds—(concluded)

Food—0.11%
$50	Kraft Foods, Inc.	11/01/11	5.625%	$50,532

Food processors/beverage/bottling—0.08%
35	SABMiller PLC[3]	07/01/16	6.500	36,509

Gas pipelines—0.08%
40	Kinder Morgan Energy Partners	03/15/35	5.800	36,350

Healthcare—0.08%
40	WellPoint, Inc.	01/15/36	5.850	38,858

Pharmaceuticals—0.09%
40	Allergan, Inc.	04/01/16	5.750	40,453

Real estate investment trusts—0.07%
35	Prologis	11/15/15	5.625	34,828

Road & rail—0.05%
25	Norfolk Southern Corp.	09/17/14	5.257	24,774

Technology-hardware—0.12%
55	Cisco Systems, Inc.	02/22/16	5.500	55,035

Telecom-wirelines—0.05%
25	Telecom Italia Capital	11/15/33	6.375	23,621

Wireless telecommunications services—0.33%
80	Sprint Capital Corp.	03/15/32	8.750	96,289

55	Verizon New York, Inc., Series A	04/01/12	6.875	57,019

				153,308

Total corporate bonds (cost—$2,644,515)				2,634,185

Number of
shares
(000)

Investment companies6*—6.67%
46	UBS High Yield Relationship Fund			966,361

46	UBS U.S. Small Cap Equity Relationship Fund			2,144,129

Total investment companies (cost—$2,328,049)				3,110,490

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2006

Principal
amount		Maturity	Interest
(000)		dates	rates	Value

Repurchase agreement—2.29%
$1,066	Repurchase agreement dated 12/29/06 with State Street Bank & Trust Co., collateralized by $648,117 US Treasury Bonds, 6.250% to 7.625% due 11/15/22 to 08/15/23 and $240,934 US Treasury Notes, 3.875% due 07/31/07; (value—$1,087,324); proceeds: $1,066,659 (cost—$1,066,000)	01/03/07	4.450%	$1,066,000

Number of
shares
(000)

Investments of cash collateral from securities loaned—5.60%
Money market funds[7]—3.46%
3	AIM Prime Portfolio		5.212	3,273

1,608	UBS Private Money Market Fund LLC[6]		5.213	1,608,147

Total money market funds (cost—$1,611,420)				1,611,420

Principal
amount
(000)

Repurchase agreement—2.14%
$1,000	Repurchase agreement dated 12/29/06 with Merrill Lynch & Co., collateralized by $2,670,000 Resolution Funding Strip Holding, zero coupon due 01/15/26; (value—$1,021,409); proceeds: $1,000,582 (cost—$1,000,000)	01/02/07	5.240	1,000,000

Total investments of cash collateral from securities loaned (cost—$2,611,420)				2,611,420

Total investments (cost—$43,999,285)—106.13%				49,470,280

Liabilities in excess of other assets—(6.13)%				(2,858,985)

Net assets—100.00%				$46,611,295

*	Non-income producing security.
1	Security, or portion thereof, was on loan at December 31, 2006.
2	Floating rate security. The interest rate shown is the current rate as of December 31, 2006.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 2.10% of net assets as of December 31, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2006

4	The security detailed in the table below, which represents 0.32% of net assets, is considered illiquid and restricted as of December 31, 2006:

			Acquisition		Value at
Illiquid and			cost as a		12/31/06 as
restricted	Acquisition	Acquisition	percentage of	Value at	a percentage
Security	date	cost	net assets	12/31/06	of net assets

G-Force CDO Ltd., Series 2006-1A, Class A3, 5.600%, 09/27/46	08/03/06	$147,895	0.32%	$150,867	0.32%

5	Perpetual bond security. The maturity date reflects the next call date.
6	The table below details the Portfolio’s transaction activity in affiliated issuers for the year ended December 31, 2006.

Net
income
				Net	Net		earned
				realized	unrealized		from
		Purchases	Sales	gains	gains		affiliate
		during	during	for the	for the		for the
		the year	the year	year	year		year
Security	Value at	ended	ended	ended	ended	Value at	ended
description	12/31/05	12/31/06	12/31/06	12/31/06	12/31/06	12/31/06	12/31/06

UBS High Yield Relationship Fund	$871,205	–	–	–	$95,156	$966,361	–

UBS Private Money Market Fund LLC	412,733	$11,805,068	$10,609,654	–	–	1,608,147	$363

UBS US Small Cap Equity Relationship Fund	2,563,749	–	750,000	$180,338	150,042	2,144,129	–

7	Rates shown reflect yield at December 31, 2006.
ARM	Adjustable Rate Mortgage. The interest rate shown is the current rate as of December 31, 2006.
CDO	Collateralized Debt Obligation

UBS Series Trust—U.S. Allocation Portfolio

Portfolio of investments—December 31, 2006

FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
OEM	Original Equipment Manufacturer
REMIC	Real Estate Mortgage Investment Conduit
MLCC	Merrill Lynch Credit Corporation
GS	Goldman Sachs

Issuer breakdown by country of origin (unaudited)

Percentage of total investments

United States	97.1%

Panama	1.0

Cayman Islands	1.0

Bermuda	0.5

United Kingdom	0.3

Luxembourg	0.1

Total	100.0%

See accompanying notes to financial statements

UBS Series Trust—U.S. Allocation Portfolio

Statement of assets and liabilities—December 31, 2006

Assets:
Investments in unaffiliated securities, at value (cost–$40,063,089)*	$44,751,643

Investments in affiliated securities, at value (cost–$3,936,196)	4,718,637

Total investments in securities, at value (cost–$43,999,285)		$49,470,280

Cash		449

Receivable for investments sold		290,110

Receivable for dividends and interest		175,415

Receivable for shares of beneficial interest sold		2,333

Other assets		509

Total assets		49,939,096

Liabilities:
Payable for cash collateral from securities loaned		2,611,420

Payable for investments purchased		376,591

Payable for shares of beneficial interest repurchased		212,830

Payable to affiliates		40,647

Accrued expenses and other liabilities		86,313

Total liabilities		3,327,801

Net assets:
Beneficial interest–$0.001 par value per share (unlimited amount authorized)		67,974,599

Accumulated undistributed net investment income		566,790

Accumulated net realized loss from investment activities		(27,401,089)

Net unrealized appreciation of investments		5,470,995

Net assets		$46,611,295

Class H:
Net assets		$14,802,736

Shares outstanding		963,446

Net asset value, offering price and redemption value per share		$15.36

Class I:
Net assets		$31,808,559

Shares outstanding		2,073,578

Net asset value, offering price and redemption value per share		$15.34

*	Includes $3,127,393 of investments in securities on loan, at value.

See accompanying notes to financial statements

UBS Series Trust—U.S. Allocation Portfolio

Statement of operations

For the
year ended
December 31, 2006

Investment income:
Interest	$793,773

Dividends	531,893

Securities lending income (includes $363 earned from an affiliated entity)	663

1,326,329

Expenses:
Investment advisory and administration fees	245,242

Professional fees	102,341

Distribution fees—Class I	83,855

Custody and accounting fees	19,619

Reports and notices to shareholders	18,235

Trustees’ fees	14,881

Transfer agency fees—Class H	1,500

Transfer agency fees—Class I	1,500

Other expenses	8,239

495,412

Net investment income	830,917

Realized and unrealized gains from investment activities:
Net realized gains from investments (includes $180,338 of net realized gains from an affiliated entity)	3,063,639

Net change in unrealized appreciation of investments	1,208,077

Net realized and unrealized gain from investment activities	4,271,716

Net increase in net assets resulting from operations	$5,102,633

See accompanying notes to financial statements

UBS Series Trust—U.S. Allocation Portfolio

Statement of changes in net assets

	For the years ended December 31,

	2006	2005

From operations:
Net investment income	$830,917	$942,231

Net realized gains from:

Investments	3,063,639	2,419,589

Redemption-in-kind	–	444,103

Net change in unrealized appreciation of investments	1,208,077	107,631

Net increase in net assets resulting from operations	5,102,633	3,913,554

Dividends to shareholders from:
Net investment income-Class H	(437,847)	(285,578)

Net investment income-Class I	(832,466)	(700,153)

	(1,270,313)	(985,731)

From beneficial interest transactions:
Net proceeds from the sale of shares	925,691	1,895,296

Cost of shares repurchased	(12,285,040)	(15,828,602)

Cost of shares redeemed-in-kind	–	(12,832,521)

Proceeds from dividends reinvested	1,270,313	985,731

Net decrease in net assets from beneficial interest transactions	(10,089,036)	(25,780,096)

Net decrease in net assets	(6,256,716)	(22,852,273)

Net assets:
Beginning of year	52,868,011	75,720,284

End of year	$46,611,295	$52,868,011

Accumulated undistributed net investment income	$566,790	$991,877

See accompanying notes to financial statements

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

Organization and significant accounting policies
UBS Series Trust—U.S. Allocation Portfolio (the “Portfolio”) is a diversified portfolio of UBS Series Trust (the “Trust”). The Trust is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust operates as a series company currently offering one portfolio. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable annuity and variable life contracts.

Currently the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for the Class I distribution charge. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

In the normal course of business the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Portfolio calculates net asset values based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; the value of actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, these securities would be fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt-instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date (“ex-date”). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments; including those particular to a specific industry, country or region.

Investment advisor and administrator
UBS Global Asset Management (US) Inc. (“UBS Global AM—US”) served as the Portfolio’s investment advisor and administrator until April 1, 2006. On April 1, 2006, the Portfolio’s Investment Advisory and Administration Contract (“Advisory Contract”) was transferred from UBS Global AM—US to UBS Global Asset Management (Americas) Inc. (“UBS Global AM— Americas”).

The transfer of the Advisory Contract between sister companies occurred in connection with an internal reorganization involving UBS Global AM—US and UBS Global AM—Americas. The Portfolio’s Board of Trustees approved the transfer of the Advisory Contract effective April 1, 2006. All of the personnel of UBS Global AM—US who previously provided investment advisory services to the Portfolio continue to provide investment advisory services to the Portfolio as employees of UBS Global AM—Americas. UBS Global AM—Americas has the same contractual rights and responsibilities under the Advisory Contract as those previously held by UBS Global AM—US. UBS Global AM—US and UBS Global AM—Americas are both indirect wholly owned subsidiaries of UBS AG.

In accordance with the Advisory Contract, the Portfolio paid UBS Global AM—Americas (or UBS Global AM—US for periods prior to April 1, 2006) an investment advisory and administration fee, which was accrued daily and paid monthly, at an annual rate of 0.50% of the Portfolio’s average daily net assets. At December 31, 2006, the Portfolio owed UBS Global AM—Americas $19,993 for investment advisory and administration fees.

For the year ended December 31, 2006, the Portfolio paid $939 in brokerage commissions to UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG for transactions executed on behalf of the Portfolio.

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended December 31, 2006, the Portfolio paid brokerage commissions to Morgan Stanley in the amount of $1,064. During the year ended December 31, 2006, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $9,387,690. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM—Americas (or UBS Global AM—US for periods prior to April 1, 2006), UBS Global AM—Americas (or UBS Global AM—US for periods prior to April 1, 2006) believes that under normal circumstances it represents a small portion of the total value of the transactions.

Restricted securities
The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the “Portfolio of investments.”

Distribution plan
Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio’s Class I shares. Under the plan of distribution, the Portfolio pays to UBS Global AM—US for remittance to each participating insurance company or, at UBS Global AM—US’s direction, pays directly to a participating insurance company, a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of the Class I shares held by the separate accounts of that participating

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

insurance company. At December 31, 2006, the Portfolio owed UBS Global AM—US $20,586 for distribution fees.

Securities lending
The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Portfolio’s securities lending program. UBS Securities LLC is the Portfolio’s lending agent. For the year ended December 31, 2006, UBS Securities LLC earned $349 in compensation as the Portfolio’s lending agent. At December 31, 2006, the Portfolio owed UBS Securities LLC $68 in compensation as the Portfolio’s lending agent.

At December 31, 2006, the Portfolio had securities on loan having a market value of $3,127,393. The Portfolio’s custodian held cash equivalents as collateral for securities loaned of $2,611,420. In addition, the Portfolio’s custodian held a US government security having an aggregate value of $622,493 as collateral for portfolio securities loaned as follows:

Principal
amount		Maturity	Interest
(000)		date	rate	Value

$628	US Treasury Inflation Index Note	01/15/16	2.000%	$622,493

Bank line of credit
The Portfolio participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company (“Committed Credit Facility”), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of shareholders and other temporary or emergency purposes.

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

Under the Committed Credit Facility arrangement, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest is charged to the Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. The Portfolio did not borrow under the Committed Credit Facility during the year ended December 31, 2006.

Purchases and sales of securities
 For the year ended December 31, 2006, aggregate purchases and sales of portfolio securities, excluding short-term securities and US government and agency securities, were $12,235,960 and $20,038,582, respectively. For the year ended December 31, 2006, aggregate purchases and sales of US government and agency securities, excluding short-term securities were $21,955,610 and $22,898,159, respectively.

Federal tax status
The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

Distributions paid from:	2006	2005

Ordinary income	$1,270,313	$985,731

At December 31, 2006, the components of total accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$953,660

Accumulated realized capital and other losses	(26,348,972)

Net unrealized appreciation of investments	4,032,008

Total accumulated deficit	$(21,363,304)

At December 31, 2006, the Portfolio had a net capital loss carryforward of $26,348,972. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

and will expire as follows: $8,672,897 will expire December 31, 2010, $7,434,714 will expire December 31, 2011 and $10,241,361 will expire December 31, 2012. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. In addition, the Portfolio utilized $2,835,737of capital loss carryforwards to offset current year net realized gains.

For federal income tax purposes the tax cost of investments and the components of net unrealized appreciation of investments at December 31, 2006 were as follows:

Tax cost of investments	$45,438,272

Gross appreciation (investments having an excess of value over cost)	5,838,368

Gross depreciation (investments having an excess of cost over value)	(1,806,360)

Net unrealized appreciation of investments	$4,032,008

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and investments in partnerships.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended December 31, 2006, accumulated undistributed net investment income was increased by $14,309 and accumulated net realized loss from investment activities was increased by $14,309. These differences are primarily due to tax treatment of paydown gains.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission announced that the implementation of FIN 48 must be incorporated into accounting practices by no later than the last day on

UBS Series Trust—U.S. Allocation Portfolio

Notes to financial statements

which a mutual fund’s net asset value per share is calculated preceding the fund’s 2007 semiannual report. Management continues to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

Shares of beneficial interest
There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Class H		Class I

Year ended December 31, 2006:	Shares	Amount	Shares	Amount

Shares sold	27,970	$397,436	37,313	$528,255

Shares repurchased	(268,751)	(3,877,161)	(580,116)	(8,407,879)

Dividends reinvested	30,705	437,847	58,378	832,466

Net decrease	(210,076)	$(3,041,878)	(484,425)	$(7,047,158)

Year ended December 31, 2005:

Shares sold	5,458	$73,471	136,532	$1,821,825

Shares repurchased	(267,993)	(3,633,632)	(1,839,239)	(25,027,491)*

Dividends reinvested	21,767	285,578	53,406	700,153

Net decrease	(240,768)	$(3,274,583)	(1,649,301)	$(22,505,513)

* Includes $12,832,521 redeemed-in-kind on September 23, 2005.

UBS Series Trust—U.S. Allocation Portfolio

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class H

	For the years ended December 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$14.19	$13.50	$12.31	$9.77	$12.73

Net investment income@	0.27	0.22	0.17	0.11	0.10

Net realized and unrealized gains (losses) from investment activities	1.30	0.68	1.14	2.55	(2.97)

Net increase (decrease) from operations	1.57	0.90	1.31	2.66	(2.87)

Dividends from net investment income	(0.40)	(0.21)	(0.12)	(0.12)	(0.09)

Net asset value, end of year	$15.36	$14.19	$13.50	$12.31	$9.77

Total investment return[1]	11.29%	6.79%	10.68%	27.62%	(22.68)%

Ratios/supplemental data:
Net assets, end of year (000’s)	$14,803	$16,656	$19,088	$20,949	$19,743

Expenses to average net assets	0.84%	0.83%	0.80%	0.77%	0.66%

Net investment income to average net assets	1.86%	1.60%	1.39%	1.03%	0.91%

Portfolio turnover	72%	77%	136%	5%	5%

@	Calculated using average month-end shares outstanding for the year.
1	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if they were included.

Class I

For the years ended December 31,

2006	2005	2004	2003	2002

$14.16	$13.46	$12.28	$9.73	$12.69

0.23	0.18	0.14	0.08	0.07

1.30	0.69	1.13	2.56	(2.97)

1.53	0.87	1.27	2.64	(2.90)

(0.35)	(0.17)	(0.09)	(0.09)	(0.06)

$15.34	$14.16	$13.46	$12.28	$9.73

10.99%	6.60%	10.38%	27.37%	(22.95)%

$31,809	$36,212	$56,632	$59,124	$50,270

1.09%	1.07%	1.05%	1.02%	0.91%

1.61%	1.35%	1.15%	0.78%	0.66%

72%	77%	136%	5%	5%

UBS Series Trust—U.S. Allocation Portfolio

Report of Ernst &Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of UBS Series Trust—U.S. Allocation Portfolio

We have audited the accompanying statement of assets and liabilities of the UBS Series Trust—U.S. Allocation Portfolio (the sole Portfolio comprising UBS Series Trust) (the “Portfolio”), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by the other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Series Trust—U.S. Allocation Portfolio at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
February 20, 2007

UBS Series Trust—U.S. Allocation Portfolio

General information (unaudited)

Tax information
We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Portfolio’s fiscal year end (December 31, 2006) as to the federal tax status of distributions received by shareholders during such fiscal year. The percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders is 100%.

Quarterly Form N-Q portfolio schedule
The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D. C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Portfolio’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio’s Web site www.ubs. Com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS Series Trust—U.S. Allocation Portfolio

Board approval of investment advisory and administration agreement (unaudited)

Background—At a meeting of the board of UBS Series Trust (the “Trust”) on July 19, 2006, the members of the board, including the trustees who are not “interested persons” of the Trust (“Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (“1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Agreement with respect to U.S. Allocation Portfolio (the “Portfolio”). In preparing for the meeting, the board members had requested and received information from UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) to assist them, including performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information about UBS Global AM, as well as the advisory, administrative and distribution arrangements for the Portfolio. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Investment Advisory and Administration Agreement. The board received materials detailing the administrative services provided to the Portfolio by UBS Global AM, which include providing accounting and financial analysis, ensuring that all financial and tax regulatory reporting requirements are met, certifying required Securities and Exchange Commission documentation and monitoring the performance of the Portfolio’s service providers.

The Independent Trustees also met for several hours the evening before the board meeting and met again after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions, the Independent Trustees met in session with their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the investment advisory and administration agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolio by UBS Global AM and

UBS Series Trust—U.S. Allocation Portfolio

Board approval of investment advisory and administration agreement (unaudited)

its predecessor, UBS Global Asset Management (US) Inc., under the Investment Advisory and Administration Agreement (and a predecessor agreement) during the past year. The board also received a description of the administrative and other services rendered to the Portfolio and its shareholders by UBS Global AM. The board considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates. The board also considered the resources devoted to, and the record of compliance with the Portfolio’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Portfolio’s affairs and UBS Global AM’s role in coordinating providers of other services to the Portfolio, including custody, accounting and transfer agency services. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Portfolio’s senior personnel at UBS Global AM and had received information regarding the person primarily responsible for the day-to-day portfolio management of the Portfolio and recognized that the Portfolio’s senior personnel at UBS Global AM report to the board regularly, some at every board meeting, and that at each regular meeting the board receives a detailed report on the Portfolio’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had over $600 billion of assets under management worldwide.

UBS Series Trust—U.S. Allocation Portfolio

Board approval of investment advisory and administration agreement (unaudited)

The board reviewed how transactions in Portfolio assets are effected. In addition, UBS Global AM also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolio under the Investment Advisory and Administration Agreement.

Advisory fees and expense ratios—The board reviewed and considered the contractual advisory and administration fee (the “Contractual Management Fee”) payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered any fee waiver and/or expense reimbursement arrangement implemented for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”).

The board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The board also received and considered information comparing the Portfolio’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”). In addition to the Contractual and Actual Management Fees, the board also reviewed and considered total expenses of the Portfolio. The comparative Lipper information showed that the Portfolio’s Contractual Management Fee and Actual Management Fee were in the first quintile for its Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of

UBS Series Trust—U.S. Allocation Portfolio

Board approval of investment advisory and administration agreement (unaudited)

the funds in the Expense Group with the highest level of fees or expenses, as applicable). The board also noted that the Portfolio’s total expenses were in the fourth quintile for its Expense Group for the comparison periods utilized in the Lipper report. The board noted management’s explanation that contributing factors to the Portfolio’s relatively higher total expenses were higher custodian fees, which were addressed through fee reductions in custodian fees effective December 1, 2005 (and therefore not fully reflected in the Lipper data) and higher fixed expenses due to the Portfolio’s net assets being much lower than the Expense Group median.

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Advisory and Administration Agreement.

Portfolio performance—The board received and considered performance information of the Portfolio compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three- and five-year periods ended April 30, 2006 and since inception. The board was provided with a description of the methodology Lipper used to determine the similarity of the Portfolio with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Portfolio’s performance, including in most cases with respect to its benchmark index.

The comparative Lipper information showed that the Portfolio’s performance was in the first quintile for the one-year period, the second quintile for the three-year period and the fifth quintile for the five-year period and since inception (with the first quintile representing that fifth of the funds in the Performance Universe with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance). In reviewing the Portfolio’s performance, the board recognized that UBS Global AM had changed the Portfolio’s strategy over two years ago, moving to an active management model and strategically allocating and rebalancing Portfolio assets between stocks and bonds, from the quantitative Tactical Allocation model which had previously been utilized. Based on its review, the board concluded that the Portfolio’s investment performance was satisfactory.

UBS Series Trust—U.S. Allocation Portfolio

Board approval of investment advisory and administration agreement (unaudited)

Economies of scale—The board received and considered information from management regarding whether it has achieved economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Portfolio. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to shareholders. The board noted that the Portfolio had a relatively low level of assets under management and that the Management Fee did not contain breakpoints. The board also noted that, although the Portfolio’s assets have decreased over the last few years, to the extent the Portfolio’s assets increase in coming years, the Portfolio could realize certain economies of scale as certain expenses, such as fees for Trustees, auditors and legal fees, become a smaller percentage of overall assets.

Generally, in light of UBS Global AM’s profitability data and the Management Fee currently in place, the board believed that UBS Global AM’s sharing of economies of scale with the Portfolio was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders.

In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS Global AM’s ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement to continue for another year.

In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

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UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolio’s operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee and officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Portfolio’s Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustee

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Meyer Feldberg;†† 64	Trustee	Since 1990	Professor Feldberg is Dean
Morgan Stanley			Emeritus and Sanford Bernstein
1585 Broadway			Professor of Leadership and
33rd Floor			Ethics at Columbia Business
New York, NY 10036			School, although on a two year
leave of absence. He is also a
senior advisor to Morgan Stanley
(financial services) (since
March 2005). Prior to July 2004,
he was Dean and Professor of
Management of the Graduate
School of Business at Columbia
University (since 1989).

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Professor Feldberg is a director or trustee of	Professor Feldberg is also a director of
29 investment companies (consisting of 49	Primedia Inc. (publishing), Federated
portfolios) for which UBS Global AM or one	Department Stores, Inc. (operator of
Of its affiliates serves as investment advisor,	department stores), Revlon, Inc. (cosmetics)
sub-advisor or manager.	and SAPPI, Ltd. (producer of paper).

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Independent Trustees

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Richard Q. Armstrong; 71	Trustee and	Since 1996	Mr. Armstrong is chairman and
c/o Willkie Farr & Gallagher	Chairman	(Trustee)	principal of R.Q.A. Enterprises
LLP	of the	Since 2004	(management consulting firm)
787 Seventh Avenue	Board of	(Chairman of	(since April 1991 and principal
New York, NY 10019-6099	Trustees	the Board	occupation since March 1995).
of Trustees)

Alan S. Bernikow; 66	Trustee	Since 2005	Mr. Bernikow is a consultant on
207 Benedict Ave.,			non-management matters for the
Staten Island, NY 10314			firm of Deloitte & Touche
(international accounting and
consulting firm) (since June 2003).
Previously, he was Deputy Chief
Executive Officer at Deloitte &
Touche.

Richard R. Burt; 60	Trustee	Since 1996	Mr. Burt is chairman of Diligence
1275 Pennsylvania Ave., N.W.			Inc. (information and risk
Washington, D.C. 20004			management firm) and IEP
Advisors (international
investments and consulting firm).

Bernard H. Garil; 66	Trustee	Since 2005	Mr. Garil is retired (since 2001).
6754 Casa Grande Way			He was a Managing Director at
Delray Beach, FL 33446			PIMCO Advisory Services (from
1999 to 2001) where he served
as President of closed-end funds
and Vice-President of the variable
insurance product funds advised
by OpCap Advisors (until 2001).

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Mr. Armstrong is a director or trustee of 16	None
investment companies (consisting of 36
portfolios) for which UBS Global AM or one of
its affiliates serves as investment advisor,
sub-advisor or manager.

Mr. Bernikow is a director or trustee of 16	Mr. Bernikow is also a director of Revlon,
investment companies (consisting of 36	Inc. (cosmetics) (and serves as the chair of
portfolios) for which UBS Global AM or one of	its audit committee), a director of
its affiliates serves as investment advisor,	Mack-Cali Realty Corporation (real estate
sub-advisor or manager.	investment trust) (and serves as the chair of
its audit committee) and a director of the
Casual Male Retail Group, Inc. (menswear).

Mr. Burt is a director or trustee of 16	Mr. Burt is also a director of The Central
investment companies (consisting of 36	European Fund, Inc., The Germany Fund,
portfolios) for which UBS Global AM or one of	Inc., The New Germany Fund, Inc., IGT, Inc.
its affiliates serves as investment advisor,	(provides technology to gaming and
sub-advisor or manager.	wagering industry) and The Protective
Group, Inc. (produces armor products).

Mr. Garil is a director or trustee of 16	Mr. Garil is also a director of OFI Trust
investment companies (consisting of 36	Company (commercial trust company) and
portfolios) for which UBS Global AM or one of	a trustee for the Brooklyn College
its affiliates serves as investment advisor,	Foundation, Inc. (charitable foundation).
sub-advisor or manager.

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Independent Trustees (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Heather R. Higgins; 47	Trustee	Since 2005	Ms. Higgins is the President and
255 E. 49th St., Suite 23D			Director of The Randolph Foundation
New York, NY 10017			(charitable foundation) (since 1991).
Ms. Higgins also serves on the boards
of several non-profit charitable
groups, including the Independent
Women’s Forum (chairman),
the Philanthropy Roundtable
(vice chairman) and the Hoover
Institution (executive committee).

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Ms. Higgins is a director or trustee of 16	None
investment companies (consisting of 36
portfolios) for which UBS Global AM or one of
its affiliates serves as investment advisor,
sub-advisor or manager.

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Joseph Allessie*; 41	Vice President	Since 2005	Mr. Allessie is a director and deputy general
	and Assistant		counsel at UBS Global Asset Management
	Secretary		(US) Inc. and UBS Global Asset
Management (Americas) Inc. (“UBS
Global AM—Americas”) (collectively,
“UBS Global AM—Americas region”)
(since 2005). Prior to joining UBS Global
AM—Americas region, he was senior
vice president and general counsel of
Kenmar Advisory Corp. (from 2004 to
2005). Prior to that Mr. Allessie was
general counsel and secretary of GAM
USA Inc., GAM Investments, GAM Services,
GAM Funds, Inc. and the GAM Avalon
Funds (from 1999 to 2004). Mr. Allessie
is a vice president and assistant secretary
of 20 investment companies (consisting
of 92 portfolios) for which UBS Global
AM—Americas region or one of its
affiliates serves as investment advisor,
sub-advisor or manager.

Rose Ann Bubloski*; 38	Vice President	Since 2006	Ms. Bubloski is an associate director
	and Assistant		(since 2003) and a senior manager
	Treasurer		(since 2004) of the US Mutual Fund
Treasury Administration department of
UBS Global AM—Americas region. Ms.
Bubloski is vice president and assistant
treasurer of 20 investment companies
(consisting of 92 portfolios) for which
UBS Global AM—Americas region or
one of its affiliates serves as investment
advisor, sub-advisor or manager.

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Thomas Disbrow*; 41	Vice President	Since 2000	Mr. Disbrow is a director (since 2001),
	and Treasurer	(Vice	and head of the US Mutual Fund Treasury
		President);	Administration department (since
		Since 2004	September 2006) of UBS Global AM—
		(Treasurer)	Americas region. Mr. Disbrow is a vice
president and treasurer and/or principal
accounting officer of 20 investment
companies (consisting of 92 portfolios) for
which UBS Global AM—Americas region
or one of its affiliates serves as investment
advisor, sub-advisor or manager.

Michael J. Flook*; 42	Vice President	Since 2006	Mr. Flook is an associate director and a
	and Assistant		senior manager of the US Mutual Fund
	Treasurer		Treasury Administration department of
UBS Global AM—Americas region (since
2006). Prior to joining UBS Global AM—
Americas region, he was a senior
manager with The Reserve (asset
management firm) from May 2005 to
May 2006. Prior to that he was a senior
manager with PFPC Worldwide since
October 2000. Mr. Flook is a vice
president and assistant treasurer of 20
investment companies (consisting of 92
portfolios) for which UBS Global AM—
Americas region or one of its affiliates
serves as investment advisor, sub-advisor
or manager.

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Mark F. Kemper**; 49	Vice President	Since 2004	Mr. Kemper is general counsel of UBS
	and Secretary		Global AM—Americas region (since
2004). Mr. Kemper also is a managing
director of UBS Global AM—Americas
region (since 2006). He was deputy general
counsel of UBS Global AM—Americas
from July 2001 to July 2004. He has been
secretary of UBS Global AM—Americas
since 1999 and assistant secretary of UBS
Global Asset Management Trust Company
since 1993. Mr. Kemper is secretary of
UBS Global AM—Americas region (since
2004). Mr. Kemper is vice president and
secretary of 20 investment companies
(consisting of 92 portfolios) for which
UBS Global AM—Americas region or one
of its affiliates serves as investment
advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 38	Vice President	Since 2004	Ms. Kilkeary is an associate director (since
	and Assistant		2000) and a senior manager (since 2004)
	Treasurer		of the US Mutual Fund Treasury
Administration department of UBS Global
AM—Americas region. Ms. Kilkeary is a
vice president and assistant treasurer of
20 investment companies (consisting of
92 portfolios) for which UBS Global
AM—Americas region or one of its
affiliates serves as investment advisor,
sub-advisor or manager.

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Tammie Lee*; 35	Vice President	Since 2005	Ms. Lee is a director and associate general
	and Assistant		counsel of UBS Global AM—Americas
	Secretary		region (since 2005). Prior to joining UBS
Global AM—Americas region, she was
vice president and counsel at Deutsche
Asset Management/Scudder Investments
from 2003 to 2005. Prior to that she was
assistant vice president and counsel at
Deutsche Asset Management/Scudder
Investments from 2000 to 2003. Ms. Lee
is a vice president and assistant secretary
of 20 investment companies (consisting
of 92 portfolios) for which UBS Global
AM—Americas region or one of its
affiliates serves as investment advisor,
sub-advisor or manager.

Joseph McGill*; 44	Vice President	Since 2004	Mr. McGill is a managing director (since
	and Chief		2006) and chief compliance officer (since
	Compliance		2003) at UBS Global AM—Americas
	Officer		region. Prior to joining UBS Global AM—
Americas region, he was assistant general
counsel at J. P. Morgan Investment
Management (from 1999 to 2003).
Mr. McGill is a vice president and chief
compliance officer of 20 investment
companies (consisting of 92 portfolios)
for which UBS Global AM—Americas
region or one of its affiliates serves as
investment advisor, sub-advisor or manager.

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Nancy D. Osborn*; 40	Vice President	Since 2006	Mrs. Osborn is an associate director and
	and Assistant		a senior manager of the US Mutual Fund
	Treasurer		Treasury Administration department of
UBS Global AM—Americas region
(since 2006). Prior to joining UBS Global
AM—Americas region, she was an
Assistant Vice President with Brown
Brothers Harriman since April 1996.
Mrs. Osborn is a vice president and
assistant treasurer of 16 investment
companies (consisting of 36 portfolios)
for which UBS Global AM—Americas
region or one of its affiliates serves as
investment advisor, sub-advisor or
manager.

Eric Sanders*; 41	Vice President	Since 2005	Mr. Sanders is a director and associate
	and Assistant		general counsel of UBS Global AM—
	Secretary		Americas region (since 2005). From 1996
until June 2005, he held various positions
at Fred Alger & Company, Incorporated,
the most recent being assistant vice
president and associate general counsel.
Mr. Sanders is a vice president and
assistant secretary of 20 investment
companies (consisting of 92 portfolios)
for which UBS Global AM—Americas
region or one of its affiliates serves as
investment advisor, sub-advisor or manager.

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Andrew Shoup *; 50	Vice President	Since 2006	Mr. Shoup is a managing director and
	and Chief		senior member of the Global Treasury
	Operating		Administration department of UBS Global
	Officer		AM—Americas region (since July 2006).
Prior to joining UBS Global AM—Americas
region, he was Chief Administrative
Officer for the Legg Mason Partner Funds
(formerly Smith Barney, Salomon
Brothers, and CitiFunds mutual funds)
from November 2003 to July 2006. Prior
to that, he held various positions with
Citigroup Asset Management and related
Companies with their domestic and
offshore mutual funds since 1993.
Additionally, he has worked for another
mutual fund complex as well as spending
eleven years in public accounting.
Mr. Shoup is a Vice President of 20
investment companies (consisting of
92 portfolios) for which UBS Global
AM—Americas region or one of its
affiliates serves as investment advisor,
sub-advisor or manager.

Brian D. Singer**; 46	Vice President	Since 2004	Mr. Singer is chief investment officer—
UBS Global AM—Americas region (since
2003). Prior to 2003, he was global head
of asset allocation and risk management
at UBS Global AM—Americas region.
Mr. Singer is a vice president of two
investment companies (consisting of two
portfolios) for which UBS Global AM—
Americas region or one of its affiliates
serves as investment advisor, sub-advisor
or manager.

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Kai R. Sotorp**; 47	President	Since 2006	Mr. Sotorp is the Head of the Americas
for UBS Global Asset Management (since
2004); a member of the UBS Group
Managing Board (since 2003) and a
member of the UBS Global Asset
Management Executive Committee (since
2001). Prior to his current role, Mr. Sotorp
was Head of UBS Global Asset
Management—Asia Pacific (2002–2004),
covering Australia, Japan, Hong Kong,
Singapore and Taiwan; Head of UBS
Global Asset Management (Japan) Ltd.
(2001–2004); Representative Director
and President of UBS Global Asset
Management (Japan) Ltd. (2000–2004);
and member of the board of Mitsubishi
Corp.—UBS Realty Inc. (2000–2004).
Mr. Sotorp is President of 20 investment
companies (consisting of 92 portfolios) for
which UBS Global Asset Management—
Americas region or one of its affiliates
serves as investment advisor, sub-advisor
or manager.

UBS Series Trust—U.S. Allocation Portfolio

Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Keith A. Weller*; 45	Vice President	Since 1996	Mr. Weller is an executive director and
	and Assistant		senior associate general counsel of UBS
	Secretary		Global AM—Americas region (since
2005) and has been an attorney with
affiliated entities since 1995. Mr. Weller is
a vice president and assistant secretary of
20 investment companies (consisting of
92 portfolios) for which UBS Global
AM—Americas region or one of its
affiliates serves as investment advisor,
sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

†	Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-four (74) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Trust are appointed by the trustees and serve at the pleasure of the Board.

††	Professor Feldberg is deemed an “interested person” of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions.

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Trustees
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	Brain D. Singer
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Principal Underwriter (Class I shares)
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© 2007 UBS Global Asset Management (Americas) Inc.
    All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $43,500 and $42,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,773 and $3,712, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2006 and 2005 semiannual financial statements and (2) review of the consolidated 2005 and 2004 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $14,850 and $14,375, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended December 31, 2006 and December 31, 2005, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 – with revisions through November 6, 2006)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

. . .

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).
_______________

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended December 31, 2006, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by E&Y of $2,047,265 and $2,857,174, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2006	2005
Covered Services	$18,623	$18,087
Non-Covered Services	2,028,642	2,839,087

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed March 10, 2004 (Accession Number: 0000950117-04-000934)(SEC File No. 811-04919).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Series Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 1, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	March 1, 2007